Exhibit 10.306

SUPPLEMENTAL INDENTURE
SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of September 30, 2015, among Par Pharmaceutical Companies, Inc., a Delaware corporation, Par Pharmaceutical, Inc., a Delaware corporation, Anchen Incorporated, a Delaware corporation, Par, Inc., a Delaware corporation, Anchen Pharmaceuticals, Inc., a California corporation, JHP Group Holdings, Inc., a Delaware corporation, JHP Acquisition, LLC, a Delaware limited liability company, Par Sterile Products, LLC, a Delaware limited liability company, Kali Laboratories, Inc., a New Jersey corporation, Innoteq, Inc., a Connecticut corporation, Par Laboratories Europe, Ltd., a company organized under the laws of the United Kingdom and Endo Finance IV Limited, a private limited company incorporated under the laws of Ireland (each, a “Guaranteeing Subsidiary” and collectively, the “Guaranteeing Subsidiaries”), subsidiaries of Endo Designated Activity Company, a private limited company incorporated under the laws of Ireland (the “Company”), the Issuers, the other Guarantors (both, as defined in the Indenture referred to below) and Wells Fargo Bank, National Association, as trustee under the Indenture referred to below (the “Trustee”).
W I T N E S S E T H
WHEREAS, the Company, Endo Finance LLC, a Delaware limited liability company, and Endo Finco Inc., a Delaware corporation, have heretofore executed and delivered to the Trustee an indenture, dated as of January 27, 2015, as supplemented by a supplemental indenture, dated as of February 3, 2015, a supplemental indenture, dated as of March 20, 2015, a supplemental indenture, dated as of March 27, 2015, a supplemental indenture, dated as of June 24, 2015, and a supplemental indenture, dated as of July 9, 2015, in each case, by and among the parties thereto (the “Indenture”), providing for the issuance of 6.00% Senior Notes due 2025 (the “Notes”);
WHEREAS, the Indenture provides that under certain circumstances the Guaranteeing Subsidiaries shall execute and deliver to the Trustee a supplemental indenture pursuant to which the Guaranteeing Subsidiaries shall unconditionally guarantee all of the Issuers’ Obligations under the Notes and the Indenture on the terms and conditions set forth herein (the “Note Guarantee”);
WHEREAS, this Supplemental Indenture has not resulted in a material modification of the Notes for Foreign Account Tax Compliance Act purposes; and
WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guaranteeing Subsidiaries and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:
1.CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

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Exhibit 10.306

2.AGREEMENT TO GUARANTEE. Each of the Guaranteeing Subsidiaries hereby agrees to provide an unconditional Guarantee on the terms and subject to the conditions set forth in the Note Guarantee and in the Indenture including but not limited to Article 10 thereof.
3.NO RECOURSE AGAINST OTHERS. No director, officer, employee, incorporator or stockholder of the Issuers or any Guarantor, as such, will have any liability for any obligations of the Issuers or the Guarantors under the Notes, this Supplemental Indenture, the Note Guarantees or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes. The waiver may not be effective to waive liabilities under the federal securities laws.
4.NEW YORK LAW TO GOVERN; WAIVER OF JURY TRIAL. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH OF THE ISSUERS AND THE GUARANTORS CONSENTS AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE OR U.S. FEDERAL COURT LOCATED IN THE BOROUGH OF MANHATTAN, CITY OF NEW YORK, COUNTY OF NEW YORK, STATE OF NEW YORK IN RELATION TO ANY LEGAL ACTION OR PROCEEDING (I) ARISING OUT OF, RELATING TO OR IN CONNECTION WITH THIS INDENTURE, AS SUPPLEMENTED, THE NOTES, THE GUARANTEES AND ANY RELATED DOCUMENTS AND/OR (II) ARISING UNDER ANY U.S. FEDERAL OR U.S. STATE SECURITIES LAWS IN RESPECT OF THE NOTES, THE GUARANTEES AND ANY SECURITIES ISSUED PURSUANT TO THE TERMS OF THE INDENTURE, AS SUPPLEMENTED. EACH OF THE ISSUERS AND THE GUARANTORS WAIVES ANY OBJECTION TO PROCEEDINGS IN ANY SUCH COURTS, WHETHER ON THE GROUND OF VENUE OR ON THE GROUND THAT THE PROCEEDINGS HAVE BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE GUARANTEEING SUBSIDIARIES, TO THE EXTENT ORGANIZED OUTSIDE OF THE UNITED STATES, SHALL APPOINT CT CORPORATION SYSTEM, 111 EIGHTH AVENUE, 13TH FLOOR, NEW YORK, NY 10011, AS ITS AGENT FOR SERVICE OF PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING AND AGREES THAT SERVICE OF PROCESS UPON SAID AUTHORIZED AGENT SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON IT IN ANY SUCH SUIT, ACTION OR PROCEEDING. EACH OF THE GUARANTEEING SUBSIDIARIES AGREES TO DELIVER, UPON THE EXECUTION AND DELIVERY OF THIS SUPPLEMENTAL INDENTURE, A WRITTEN ACCEPTANCE BY SUCH AGENT OF ITS APPOINTMENT AS SUCH AGENT. EACH OF GUARANTEEING SUBSIDIARIES, TO THE EXTENT ORGANIZED OUTSIDE OF THE UNITED STATES, FURTHER AGREES TO TAKE ANY AND ALL ACTION, INCLUDING THE FILING OF ANY AND ALL SUCH DOCUMENTS AND INSTRUMENTS, AS MAY BE REASONABLY NECESSARY TO CONTINUE SUCH DESIGNATION AND APPOINTMENT OF CT CORPORATION SYSTEM IN FULL FORCE AND EFFECT FOR SO LONG AS THE INDENTURE, AS SUPPLEMENTED, REMAINS IN FORCE. EACH OF THE ISSUERS, THE TRUSTEE AND THE GUARANTORS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE, THE NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY.

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Exhibit 10.306

5.COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy (which may be provided via facsimile or other electronic transmission) shall be an original, but all of them together represent the same agreement.
6.EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.
7.THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiaries and the Issuers.
[Signature Pages Follow]

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Exhibit 10.306

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.

PAR PHARMACEUTICAL COMPANIES, INC.
as a Guaranteeing Subsidiary

By:	/s/	Deanna Voss
Name:		Deanna Voss
Title:		Assistant Secretary

PAR PHARMACEUTICAL, INC.
as a Guaranteeing Subsidiary

By:	/s/	Deanna Voss
Name:		Deanna Voss
Title:		Assistant Secretary

ANCHEN INCORPORATED
as a Guaranteeing Subsidiary

By:	/s/	Deanna Voss
Name:		Deanna Voss
Title:		Assistant Secretary

PAR, INC.
as a Guaranteeing Subsidiary

By:	/s/	Deanna Voss
Name:		Deanna Voss
Title:		Assistant Secretary

[Signature Page to 6.00% Senior Notes due 2025 Supplemental Indenture]

Exhibit 10.306

JHP GROUP HOLDINGS, INC
as a Guaranteeing Subsidiary

By:	/s/	Deanna Voss
Name:		Deanna Voss
Title:		Assistant Secretary

JHP ACQUISITION, LLC
as a Guaranteeing Subsidiary
by JHP GROUP HOLDINGS, Inc., as Manager

By:	/s/	Deanna Voss
Name:		Deanna Voss
Title:		Assistant Secretary

PAR STERILE PRODUCTS, LLC
as a Guaranteeing Subsidiary
by JHP ACQUISITION, LLC, as Manager
by JHP GROUP HOLDINGS, INC., its manager

By:	/s/	Deanna Voss
Name:		Deanna Voss
Title:		Assistant Secretary

[Signature Page to 6.00% Senior Notes due 2025 Supplemental Indenture]

Exhibit 10.306

ANCHEN PHARMACEUTICALS, INC
as a Guaranteeing Subsidiary

By:	/s/	Deanna Voss
Name:		Deanna Voss
Title:		Assistant Secretary

[Signature Page to 6.00% Senior Notes due 2025 Supplemental Indenture]

Exhibit 10.306

KALI LABORATORIES, INC.
as a Guaranteeing Subsidiary

By:	/s/	Deanna Voss
Name:		Deanna Voss
Title:		Assistant Secretary

[Signature Page to 6.00% Senior Notes due 2025 Supplemental Indenture]

Exhibit 10.306

INNOTEQ, INC.
as a Guaranteeing Subsidiary

By:	/s/	Deanna Voss
Name:		Deanna Voss
Title:		Assistant Secretary

[Signature Page to 6.00% Senior Notes due 2025 Supplemental Indenture]

Exhibit 10.306

PAR LABORATORIES EUROPE, LTD
as a Guaranteeing Subsidiary

By:	/s/	Orla Dunlea
Name:		Orla Dunlea
Title:		Director

[Signature Page to 6.00% Senior Notes due 2025 Supplemental Indenture]

Exhibit 10.306

ENDO FINANCE IV LIMITED
as a Guaranteeing Subsidiary

By:	/s/	Orla Dunlea
Name:		Orla Dunlea
Title:		Director

[Signature Page to 6.00% Senior Notes due 2025 Supplemental Indenture]

Exhibit 10.306

ENDO FINANCE IV LIMITED
as an Issuer
by ENDO LUXEMBOURG FINANCE COMPANY I S.À R.L., its sole member

By:	/s/	John D. Boyle
Name:		John D. Boyle
Title:		A Manager

By:	/s/	Joost Tulkens
Name:		Joost Tulkens
Title:		B Manager

[Signature Page to 6.00% Senior Notes due 2025 Supplemental Indenture]

Exhibit 10.306

ENDO FINCO INC.
as an Issuer

By:	/s/	Deanna Voss
Name:		Deanna Voss
Title:		Secretary

[Signature Page to 6.00% Senior Notes due 2025 Supplemental Indenture]

Exhibit 10.306

ENDO DESIGNATED ACTIVITY COMPANY
as an Issuer

By:	/s/	Orla Dunlea
Name:		Orla Dunlea
Title:		Director

[Signature Page to 6.00% Senior Notes due 2025 Supplemental Indenture]

Exhibit 10.306

ENDO LLC
ENDO U.S. INC.
each, as a Guarantor

By:	/s/	Deanna Voss
Name:		Deanna Voss
Title:		Secretary

[Signature Page to 6.00% Senior Notes due 2025 Supplemental Indenture]

Exhibit 10.306

DAVA PHARMACEUTICALS, INC.
ENDO HEALTH SOLUTIONS, INC.
ENDO PHARMACEUTICALS INC.
ENDO PHARMACEUTICALS SOLUTIONS INC.
ENDO PHARMACEUTICALS VALERA INC.
GENERICS INTERNATIONAL (US PARENT), INC.
GENERICS INTERNATIONAL (US MIDCO), INC.
GENERICS INTERNATIONAL (US HOLDO), INC.
GENERICS INTERNATIONAL (US), INC.
AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.each, as a Guarantor

By:	/s/	Deanna Voss
Name:		Deanna Voss
Title:		Assistant Secretary

[Signature Page to 6.00% Senior Notes due 2025 Supplemental Indenture]

Exhibit 10.306

GENERICS BIDCO I, LLC
VINTAGE PHARMACEUTICALS, LLC
GENERICS BIDCO II, LLC
MOORES MILL PROPERTIES LLC
WOOD PARK PROPERTIES LLC
QUARTZ SPECIALITY PHARMACEUTICALS, LLC
each as a Guarantor
by GENERICS INTERNATIONAL (US), INC.,
its manager

By:	/s/	Deanna Voss
Name:		Deanna Voss
Title:		Assistant Secretary

[Signature Page to 6.00% Senior Notes due 2025 Supplemental Indenture]

Exhibit 10.306

LEDGEMENT ROYALTY SUB LLC
each as a Guarantor
by GENERICS INTERNATIONAL (US), INC.,
its manager

By:	/s/	Deanna Voss
Name:		Deanna Voss
Title:		Assistant Secretary

[Signature Page to 6.00% Senior Notes due 2025 Supplemental Indenture]

Exhibit 10.306

DAVA International, LLC
as a Guarantor
by DAVA PHARMACEUTICALS, INC.,
its sole member

By:	/s/	Deanna Voss
Name:		Deanna Voss
Title:		Assistant Secretary

DAVA CAPITAL MANAGEMENT, INC.
as a Guarantor

By:	/s/	Deanna Voss
Name:		Deanna Voss
Title:		Assistant Secretary

[Signature Page to 6.00% Senior Notes due 2025 Supplemental Indenture]

Exhibit 10.306

AUXILIUM INTERNATIONAL HOLDINGS, INC.
as a Guarantor

By:	/s/	Deanna Voss
Name:		Deanna Voss
Title:		Assistant Secretary

SLATE PHARMACEUTICALS, INC.
as a Guarantor

By:	/s/	Deanna Voss
Name:		Deanna Voss
Title:		Assistant Secretary

TIMM MEDICAL TECHNOLOGIES, INC.
as a Guarantor

By:	/s/	Deanna Voss
Name:		Deanna Voss
Title:		Assistant Secretary

ACTIENT PHARMACEUTICALS LLC
as a Guarantor

By: AUXILIUM PHARMACEUTICALS, INC.,
its manager

By:	/s/	Deanna Voss
Name:		Deanna Voss
Title:		Assistant Secretary

[Signature Page to 6.00% Senior Notes due 2025 Supplemental Indenture]

Exhibit 10.306

ACTIENT THERAPEUTICS LLC
as a Guarantor

By:	/s/	Deanna Voss
Name:		Deanna Voss
Title:		Assistant Secretary

AUXILIUM US HOLDINGS, LLC
as a Guarantor

By: AUXILIUM PHARMACEUTICALS, INC.,
its manager

By:	/s/	Deanna Voss
Name:		Deanna Voss
Title:		Assistant Secretary

AUXILIUM PHARMACEUTICALS, INC.
as a Guarantor

By:	/s/	Deanna Voss
Name:		Deanna Voss
Title:		Assistant Secretary

[Signature Page to 6.00% Senior Notes due 2025 Supplemental Indenture]

Exhibit 10.306

70 MAPLE AVENUE, LLC
as a Guarantor

By: ACTIENT PHARMACEUTICALS LLC,
its manager

By: AUXILIUM PHARMACEUTICALS, INC
its manager

By:	/s/	Deanna Voss
Name:		Deanna Voss
Title:		Assistant Secretary

TIMM MEDICAL HOLDINGS, LLC
its Guarantor

By: ACTIENT PHARMACEUTICALS LLC,
its manager

By: AUXILIUM PHARMACEUTICALS, INC.
its manager

By:	/s/	Deanna Voss
Name:		Deanna Voss
Title:		Assistant Secretary

APHRODITE WOMEN'S HEALTH, LLC
as a Guarantor

By: AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.,
its manager

By:	/s/	Deanna Voss
Name:		Deanna Voss
Title:		Assistant Secretary

[Signature Page to 6.00% Senior Notes due 2025 Supplemental Indenture]

Exhibit 10.306

[Signature Page to 6.00% Senior Notes due 2025 Supplemental Indenture]

Exhibit 10.306

ENDO VENTURES LIMITED
as a Guarantor

By:	/s/	Orla Dunlea
Name:		Orla Dunlea
Title:		Director

ENDO MANAGEMENT LIMITED
as a Guarantor

By:	/s/	Orla Dunlea
Name:		Orla Dunlea
Title:		Director

ENDO FINANCE LIMITED
as a Guarantor

By:	/s/	Orla Dunlea
Name:		Orla Dunlea
Title:		Director

[Signature Page to 6.00% Senior Notes due 2025 Supplemental Indenture]

Exhibit 10.306

ENDO FINANCE II LIMITED
as a Guarantor

By:	/s/	Orla Dunlea
Name:		Orla Dunlea
Title:		Director

ENDO FINANCE III LIMITED
as a Guarantor

By:	/s/	Orla Dunlea
Name:		Orla Dunlea
Title:		Director

ENDO FINANCE LIMITED
as a Guarantor

By:	/s/	Orla Dunlea
Name:		Orla Dunlea
Title:		Director

HAWK ACQUISITION IRELAND LIMITED
as a Guarantor

By:	/s/	Orla Dunlea
Name:		Orla Dunlea
Title:		Director

ENDO TOPFIN LIMITED
as a Guarantor

By:	/s/	Orla Dunlea
Name:		Orla Dunlea
Title:		Director

[Signature Page to 6.00% Senior Notes due 2025 Supplemental Indenture]

Exhibit 10.306

ENDO IRELAND FINANCE LIMITED
as a Guarantor

By:	/s/	Orla Dunlea
Name:		Orla Dunlea
Title:		Director

[Signature Page to 6.00% Senior Notes due 2025 Supplemental Indenture]

Exhibit 10.306

PALADIN LABS CANADIAN HOLDING INC.
as a Guarantor

By:	/s/	Mark Beaudet
Name:		Mark Beaudet
Title:		President

PALADIN LABS INC.
as a Guarantor

By:	/s/	Mark Beaudet
Name:		Mark Beaudet
Title:		President

[Signature Page to 6.00% Senior Notes due 2025 Supplemental Indenture]

Exhibit 10.306

ENDO VENTURES BERMUDA LIMITED
as a Guarantor

By:	/s/	Susan Hall
Name:		Susan Hall
Title:		Director

ENDO GLOBAL VENTURES
as a Guarantor

By:	/s/	Susan Hall
Name:		Susan Hall
Title:		Director

HAWK ACQUISITION ULC
as a Guarantor

By:	/s/	Laurence S. Smith
Name:		Laurence S. Smith
Title:		Director

ENDO BERMUDA FINANCE LIMITED
as a Guarantor

By:	/s/	Robert J. Cobuzzi.
Name:		Robert J. Cobuzzi.
Title:		Director

[Signature Page to 6.00% Senior Notes due 2025 Supplemental Indenture]

Exhibit 10.306

ENDO NETHERLANDS B.V.
as a Guarantor

By:	/s/	Robert J. Cobuzzi.
Name:		Robert J. Cobuzzi.
Title:		Managing Director A

ENDO BERMUDA FINANCE LIMITED
as a Guarantor

By:	/s/	Gert Jan Rietberg
Name:		Gert Jan Rietberg
Title:		Managing Director B

[Signature Page to 6.00% Senior Notes due 2025 Supplemental Indenture]

Exhibit 10.306

ENDO VENTURES CYPRUS LIMITED
as a Guarantor

By:	/s/	Orla Dunlea
Name:		Orla Dunlea
Title:		Director

[Signature Page to 6.00% Senior Notes due 2025 Supplemental Indenture]

Exhibit 10.306

AUXILIUM UK LTD
as a Guarantor

By:	/s/	Orla Dunlea
Name:		Orla Dunlea
Title:		Director

[Signature Page to 6.00% Senior Notes due 2025 Supplemental Indenture]

Exhibit 10.306

ENDO LUXEMBOURG HOLDING COMPANY S.À R.L.
as a Guarantor

By:	/s/	John D. Boyle
Name:		John D. Boyle
Title:		A Manager

By:	/s/	Joost Tulkens
Name:		Joost Tulkens
Title:		B Manager

ENDO LUXEMBOURG FINANCE COMPANY I S.À R.L.
as a Guarantor

By:	/s/	John D. Boyle
Name:		John D. Boyle
Title:		A Manager

By:	/s/	Joost Tulkens
Name:		Joost Tulkens
Title:		B Manager

ENDO LUXEMBOURG FINANCE COMPANY II S.À R.L.
as a Guarantor

By:	/s/	John D. Boyle
Name:		John D. Boyle
Title:		A Manager

By:	/s/	Joost Tulkens
Name:		Joost Tulkens
Title:		B Manager

[Signature Page to 6.00% Senior Notes due 2025 Supplemental Indenture]

Exhibit 10.306

ENDO US HOLDINGS LUXEMBOURG I HOLDING COMPANY S.À R.L.
as a Guarantor

By:	/s/	John D. Boyle
Name:		John D. Boyle
Title:		A Manager

By:	/s/	Joost Tulkens
Name:		Joost Tulkens
Title:		B Manager

ENDO US HOLDINGS LUXEMBOURG II S.À R.L.
as a Guarantor

By:	/s/	John D. Boyle
Name:		John D. Boyle
Title:		A Manager

By:	/s/	Joost Tulkens
Name:		Joost Tulkens
Title:		B Manager

[Signature Page to 6.00% Senior Notes due 2025 Supplemental Indenture]

Exhibit 10.306

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Trustee

By:	/s/	Yana Kislenko
Name:		Yana Kislenko
Title:		Vice President

[Signature Page to 6.00% Senior Notes due 2025 Supplemental Indenture]